Exhibit 10.5

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Third Amended and Restated Investor Rights Agreement is made as of August 11, 2008 by and among Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the individuals and entities set forth on the signature pages hereto under the heading “Holders” (collectively, the “Holders”).

RECITALS

A. The Company and the Holders are parties to that certain Amended and Restated Investor Rights Agreement dated as of November 17, 2005 (the “Prior Investor Rights Agreement”).

B. The Company and the Holders desire to terminate and supersede the Prior Investor Rights Agreement and to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act (as defined below) and certain covenants of the Company.

In consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“CII” means Connecticut Innovations, Inc.

“CII Shares” shall mean the shares of Common Stock issued or issuable upon exercise of the CII Warrants.

“CII Warrants” shall mean warrants issued to CII to purchase shares of Common Stock.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock, $.001 par value, of the Company, as constituted as of the date of this Agreement.

“Conversion Shares” shall mean shares of Common Stock held by the Holders that were issued upon conversion of the Preferred Shares in connection with the Company’s IPO.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“IPO” shall mean the initial public offering of shares of Common Stock pursuant to a registration statement that was declared effective by the Commission on October 25, 2006.

“Lender Shares” shall mean the shares of Common Stock issued or issuable upon exercise of the Lender Warrants.

“Lender Warrants” means warrants to purchase Common Stock issued to certain holders on July 12, 2004 and October 28, 2004.

“Preferred Shares” shall mean the shares of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock formerly held by the Holders.

“Registration Expenses” shall mean the expenses so described in Section 8.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated on or about the date of this Agreement, by and among the Company and the parties named therein (the “Purchasers”).

“Restricted Stock” shall mean (i) the Conversion Shares, (ii) the CII Shares and (iii) the Lender Shares; provided, however, that shares of Common Stock which are Restricted Stock shall cease to be Restricted Stock when such shares have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8.

2. Restrictive Legend. Each certificate representing Conversion Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

FURTHERMORE, THE SALE, PLEDGE, ASSIGNMENT, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES ARE RESTRICTED PURSUANT TO THE TERMS OF AN INVESTOR RIGHTS AGREEMENT, AS AMENDED AND/OR RESTATED FROM TIME TO TIME, AMONG THE COMPANY, THE HOLDER OF THIS CERTIFICATE AND OTHER HOLDERS OF THE COMPANY’S SECURITIES (THE “RIGHTS AGREEMENT”). COPIES OF THE RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer by a Holder to any affiliate of such Holder or by a Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof or a limited liability company to a member of such limited liability company or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner or retired partner and member or retired member or the transfer by gift, will or intestate succession of any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Holder hereunder. Each certificate for Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

4. Required Registration.

(a) At any time after all of the Registrable Securities (as defined in the Registration Rights Agreement) have been registered pursuant to effective registration statements filed pursuant to the Registration Right Agreement (the “Effective Date”), the holders of Restricted Stock constituting at least 20% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of

Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice if either (A) the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000, or (B) the shares of Restricted Stock for which registration has been requested shall constitute at least 30% of the total shares of Restricted Stock then outstanding. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

(b) Following receipt of any notice under Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on three occasions only, provided, however, that such obligation shall be deemed satisfied only when all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified in notices received as aforesaid (including a firm commitment underwritten public offering), shall have been sold pursuant to a registration statement covering such shares.

(c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of marketing of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

5. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to any registration statements filed pursuant to the Registration Rights Agreement or any registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the

Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that (i) prior to August         , 2010, the rights of holders of Restricted Stock to register shares pursuant to this Section 5 shall be subject to the rights of the Purchasers to register securities representing a minimum of 30% of the securities to be registered in such registration statement (or such lesser amount of securities as Purchasers holding a majority of the then outstanding Registrable Securities (as defined in the Registration Rights Agreement) shall agree), and (ii) following August         , 2010, (a) such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and (b) in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

6. Registration on Form S-3. If at any time after the Effective Date (A) a holder or holders of Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (B) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period.

(c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration; (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the sellers of Restricted Stock requesting registration, addressed to the underwriters, if any, and to the sellers of Restricted Stock requesting registration, and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the sellers of Restricted Stock requesting registration, addressed to the underwriters, if any, and to the sellers of Restricted Stock requesting registration; and

(h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves, the Restricted Stock held by them and the proposed method of disposition of such securities as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into, and perform its obligations under, a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called “Selling Expenses”.

The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification and Contribution.

(a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse as incurred each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

10. Maintenance of Connecticut Presence and Remedy for Failure to Maintain Connecticut Presence.

(i) The Company shall maintain a “Connecticut Presence” and shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) outside of the State of Connecticut. A “Connecticut Presence” shall mean (i) maintaining the Company’s principal place of business (including its executive offices) in the State of Connecticut, (ii) basing a majority of its employees in the State of Connecticut, and (iii) having a majority of its internal Company payroll expenses attributable to employees based in the State of Connecticut.

(ii) For purposes of determining whether the Company is in compliance with subsection (i) above, the assets, revenues and employees of any business acquired by the Company (by stock purchase, asset acquisition or otherwise) after the date hereof on an arm’s-length basis from a non-affiliate of the Company (provided that such acquired business had been operating for at least one year at the time of such acquisition) (each, an “Excluded Acquired Business”) shall be excluded and disregarded and the Company shall not be deemed in violation of this covenant by virtue of the operations of any Excluded Acquired Business.

(iii) It shall not constitute a violation of the covenant contained in subsection (i) above and such covenant shall be of no further effect in the event of a Company Acquisition (as defined herein) in connection with which Connecticut Emerging Enterprises, L.P. (“CEE”) and/or CII receives a liquidation, distribution with respect to, or cash, securities or other property in exchange for, all of the Conversion Shares and CII Warrants issued to and then collectively, held by CEE and CII. A “Company Acquisition” shall mean the merger or consolidation of the Company into or with a corporation not previously affiliated with the Company, or the acquisition of the Company’s capital stock by a person not previously affiliated with the Company, or the sale of all or substantially all the assets of the Company to a person not previously affiliated with the Company, in a single transaction or series of related transactions, unless, upon consummation of such merger, consolidation, acquisition of capital stock or sale of assets, the holders of voting securities of the Company immediately prior to such merger, consolidation, acquisition of capital stock or sale of assets own directly or indirectly more than 50% of the voting power to elect directors of the consolidated or surviving or acquiring corporation.

(iv) Notwithstanding anything to the contrary contained in subsection (i) above, the Board of Directors of the Company may determine in its good faith and reasonable judgment that the best interests of the Company and its shareholders shall require that the Company cease to maintain a Connecticut Presence and/or relocate. In such case, at least ninety days prior to acting upon such determination, the Company agrees to enter into good faith discussions with CII concerning such proposed change and the circumstances under which the Company may be willing not to make such change. Upon the expiration of such ninety (90) day period, the Company may cease to maintain a Connecticut Presence or relocate, provided that in such case the Company shall forthwith enter into good faith negotiations with CII to acquire (or arrange for a third party to acquire) all of the capital stock of the Company and the CII Warrants then collectively held by CII and CEE upon such terms and conditions, including the fair value price and timing (by installments or otherwise) of the acquisition of such securities, as the Company and CII may mutually agree and at CII’s option, such securities will be purchased by the Company and/or a third-party investor. If the Company and CII shall not have agreed on and how to deal with the changed circumstances within sixty (60) days after such negotiations shall have commenced, then either party shall have the right at any time thereafter to require that the resolution of such issue be submitted to binding arbitration in East Hartford, Connecticut pursuant to the American Arbitration Association’s arbitration program. The Company and CII both hereby agree to such arbitration and waive their rights to a court or jury trial for purposes of this Section 10 only.

(v) Connecticut Employment.

(A) The Company shall use its reasonable best efforts to create jobs in the State of Connecticut and shall use its reasonable best efforts to employ residents of Connecticut in these jobs, consistent with the exercise of the good faith business judgment of the Board of Directors of the Company.

(B) The Company shall furnish to CII copies of the quarterly reports filed by the Company and any of its subsidiaries with the Connecticut Department of Labor and upon request, employment records and such other personnel records to the extent permitted by law as CII may reasonably request to verify the creation or retention of Connecticut employment.

(C) The Company hereby authorizes CII to examine, and will at any time at the request of CII provide CII with such additional authorization satisfactory to the Connecticut Department of Labor as may be necessary to enable CII to examine all records of said department relating to the Company and/or any of its subsidiaries, subject to any limitation imposed by applicable law.

(vi) Equal Opportunity. The Company agrees and warrants that it is an equal opportunity employer and that it does not discriminate. The Company further agrees and warrants that:

(A) The Company will not discriminate or permit discrimination against any employee applicant for employment because of sex, sexual orientation, race, color, religious creed, age, marital status, mental retardation, physical disability, National origin, or ancestry. Such action shall include, but not be limited to, the following: employment upgrading, demotion or transfer; recruitment advertising; lay-off or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.

(B) The Company agrees to take affirmative action to insure that applicants with job-related qualifications are employed.

(C) The Company will, in its solicitation for employees, state that it is an “affirmative action-equal opportunity employer.”

(D) The Company agrees to provide each labor union or representative of workers with which the Company has a collective bargaining agreement or other contract or understanding and each vendor with which the Company has a contract or understanding, a notice to be provided by the Commission of Human Rights and Opportunities (the “CHRO”) and to post copies of the notice in conspicuous places available to employees and applicants for employment.

(E) The Company agrees to cooperate with CII, the State of Connecticut and/or any of its agencies and the CHRO to insure that the purpose of this equal opportunity clause is being carried out.

(F) The Company agrees to comply with all relevant regulations and orders issued by the CHRO, to provide the CHRO with such information as it may request, and to permit the CHRO access to pertinent books, records and accounts concerning the contractor’s employment practices and procedures.

(G) The Company agrees to comply with all of the requirements set out by Sections 4a-60 and 4a-60a of the Connecticut General Statutes, as it may be amended.

(H) The Company agrees to post a notice of this acceptance of the foregoing equal employment opportunity provisions at its place of business, clearly visible, in such form as is satisfactory CII.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

12. Representations and Warranties. The Company represents and warrants to each Holder as follows:

(i) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(ii) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (B) rules of law governing specific performance, injunctive relief or other equitable remedies.

13. Termination of Prior Investor Rights Agreement. The Company, the holders of at least two-thirds of the Conversion Shares issued upon conversion of the Company’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C-1 Convertible Preferred Stock voting together as a class and the holders of at least sixty-six and two-thirds percent of the Conversion Shares issued upon conversion of the Company’s Series C Convertible Preferred Stock and Series C-2 Convertible Preferred Stock, voting together as a single class, hereby agree that, upon the execution of this Agreement, the Prior Investor Rights Agreement shall terminate and be of no further force or effect, and each signature page to the Prior Investor Rights Agreement shall be deemed to be an executed counterpart of this Agreement.

14. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any or Restricted Stock), whether so expressed or not, provided, however, that (A) registration rights conferred herein on the holders of Restricted Stock shall only inure to the benefit of a transferee of Restricted Stock if (i) such transferee is reasonably acceptable to the Company and there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued to the direct or indirect transferor of such transferee; (ii) such transferee is a partner, retired partner, shareholder, member or affiliate of a party hereto which is a partnership, corporation or limited liability company; (iii) such transferee is another Holder or an affiliate of such Holder; or (iv) such transferee is a family member, or trust for the benefit of, an individual transferor and (B) no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation, the provisions of this Section 14.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given upon (i) personal delivery to the party to be notified; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery; or (iv) five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified, all such notices to be sent to the address of the party to be notified as set forth below:

if to the Company, at the address of such party set forth on the signature pages hereto;

if to a Holder, at such address or addresses as shall have been furnished in writing to the Company;

if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the Conversion Shares; provided, however, that in the event that such amendment, modification or waiver adversely affects the obligations and/or rights of such a Holder in a different manner than the other such Holders, such amendment or waiver shall also require the written consent of the Holders of a majority in interest of such adversely affected holders.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) The Company shall have no obligations pursuant to Sections 4, 5 or 6 with respect to any request or requests for registration made by any Holder after October 25, 2013.

(g) Notwithstanding the provisions of Section 7(a), the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

(h) Except for the rights granted to the Purchasers in the Registration Rights Agreement, the Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

(i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Investor Rights Agreement effective as of the day and year first above written. This Third Amended and Restated Investor Rights Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Third Amended and Restated Investor Rights Agreement by signing any such counterpart.

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Michael D. Kishbauch
Name:	Michael D. Kishbauch
Title:	President and Chief Executive Officer

Address:	300 George Street
New Haven, CT 06511

HOLDERS:

ADVENT HEALTH CARE & LIFE SCIENCES II LIMITED PARTNERSHIP

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation, General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:		Dated: August 8, 2008

Signature Page to Third Amended and Restated Investor Rights Agreement

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	Advent Health Care and Life Sciences II Verwaltungs GmbH, General Partner

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation, General Partner

By:	/s/ Jason Fisherman	Dated: August 8, 2008
Name:	Jason Fisherman
Title:

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	Advent International Corporation, its General Partner

By:	/s/ Jason Fisherman	Dated: August 8, 2008
Name:	Jason Fisherman
Title:

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Jason Fisherman	Dated: August 8, 2008
Name:	Jason Fisherman
Title:	Attorney-in-fact

Dated: ________________, 2008
Jonas V. Alsenas

Signature Page to Third Amended and Restated Investor Rights Agreement

ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

ATLAS VENTURE FUND V, L.P.

ATLAS VENTURE PARALLEL FUND V-A, C.V.

By:	Atlas Venture Associates V, L.P., their General Partner

By:	Atlas Venture Associates V, Inc., its General Partner

By:	/s/ Jeanne Larkin Henry	Dated: August 8, 2008
Name:	Jeanne Larkin Henry
Title:	Vice President

BEAR STEARNS HEALTH INNOVENTURES EMPLOYEE FUND, L.P.

By:	/s/ Elizabeth A. Czerepak	Dated: August 11, 2008
Name:	Elizabeth A. Czerepak
Title:	Managing Partner

BEAR STEARNS HEALTH INNOVENTURES OFFSHORE, L.P.

By:	/s/ Elizabeth A. Czerepak	Dated: ___________, 2008
Name:	Elizabeth A. Czerepak
Title:	Managing Partner

BEAR STEARNS HEALTH INNOVENTURES, L.P.

By:	/s/ Elizabeth A. Czerepak	Dated: ___________, 2008
Name:	Elizabeth A. Czerepak
Title:	Managing Partner

BSHI MEMBERS, L.L.C.

By:	/s/ Elizabeth A. Czerepak	Dated: ___________, 2008
Name:	Elizabeth A. Czerepak
Title:	Managing Partner

Signature Page to Third Amended and Restated Investor Rights Agreement

BX, L.P.

By:		Dated: ___________, 2008
Name:	Elizabeth A. Czerepak
Title:	Managing Partner

CAPITAL VENTURES INTERNATIONAL

By:	Dated: ___________, 2008
Name:
Title:

COMMUNITY INVESTMENT PARTNERS IV L.P., LLLP

By:	CIP Management L.P., LLLP, its managing general partner

By:		Dated: ___________, 2008
Name:
Title:

CONNECTICUT EMERGING ENTERPRISES, L.P.

By:	Emerging Enterprises Management LLC, its General Partner

By:	Connecticut Innovations, Incorporated, its Sole Member

By:	/s/ George Bellows	Dated: ___________, 2008
Name:	George D. Bellows
Title:	VP Finance and Administration

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ George Bellows	Dated: ___________, 2008
Name:	George D. Bellows
Title:	VP Finance and Administration

Signature Page to Third Amended and Restated Investor Rights Agreement

CRESTWOOD CAPITAL MASTER FUND LTD.

By:	Dated: ___________, 2008
Name:
Title:

CRESTWOOD CAPITAL PARTNERS II, L.P.

By:	Dated: ___________, 2008
Name:
Title:

Dated: ___________, 2008
Kim Fennebresque

GE CAPITAL CORPORATION

By:	Dated: ___________, 2008
Name:
Title:

GILEAD SCIENCES, INC.

By:	/s/ Brett Pletcher	Dated: August 8, 2008
Name:	Brett Pletcher
Title:	Vice President, Legal Affairs

H&D INVESTMENTS 2001

By:	Dated: ___________, 2008
Name:
Title:

INTERNATIONAL BIOTECHNOLOGY TRUST PLC.

By:	Dated: ___________, 2008
Name:
Title:

KBL HEALTHCARE, L.P.

By:	/s/ Michael Kaswan	Dated: August 6, 2008
Name:	Michael Kaswan
Title:	Managing Director

Signature Page to Third Amended and Restated Investor Rights Agreement

KBL PARTNERSHIP, L.P.

By:	/s/ Michael Kaswan	Dated: ___________, 2008
Name:	Michael Kaswan
Title:	Managing Director

Dated: ___________, 2008
David M. Malcolm

OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

By:	Oak Associates VIII, LLC, its General Partner

By:		Dated: ___________, 2008
A Member

OAK VIII AFFILIATES FUND , LIMITED PARTNERSHIP

By:	Oak Associates VIII, LLC, its General Partner

By:		Dated: ___________, 2008
A Member

OAKWOOD MEDICAL INVESTORS III (QP), L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:		Dated: ___________, 2008
Name:
Title:

OAKWOOD MEDICAL INVESTORS III, L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:		Dated: ___________, 2008
Name:
Title:

Signature Page to Third Amended and Restated Investor Rights Agreement

Dated: ___________, 2008
Stelios Papadopoulos

PGE INVESTMENTS 2002, LLC

By:	Dated: ___________, 2008
Name:
Title:

Dated: ___________, 2008
Barbara A. Piette

POUND CAPITAL CORPORATION

By:	Dated: ___________, 2008
Name:
Title:

Dated: ___________, 2008
Peter Reikes

SCHEER INVESTMENT HOLDINGS III, LLC

By:	/s/ David I. Scheer	Dated: August 5, 2008
Name:	David I. Scheer
Title:	Managing Member

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II GROUP CO-INVESTMENT SCHEME

By:	SITCO Nominees Ltd. – VC 01903, its Nominee

By:	/s/ Scott Burns /s/ Lara Desmond	Dated: August 7, 2008
Name:	Scott Burns, Lara Desmond
Title:	Authorized Signatures

Signature Page to Third Amended and Restated Investor Rights Agreement

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Scott Burns /s/ Lara Desmond	Dated: August 7, 2008
Name:	Scott Burns, Lara Desmond
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Scott Burns /s/ Lara Desmond	Dated: ___________, 2008
Name:	Scott Burns, Lara Desmond
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Scott Burns /s/ Lara Desmond	Dated: ___________, 2008
Name:	Scott Burns, Lara Desmond
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS L.P.

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Scott Burns /s/ Lara Desmond	Dated: ___________, 2008
Name:	Scott Burns, Lara Desmond
Title:	Authorized Signatures

Signature Page to Third Amended and Restated Investor Rights Agreement

SCHRODER VENTURES INVESTMENTS LIMITED

By:	SV (Nominees) Limited, its Nominee

By:	/s/ Sarah Biggins	Dated: August 7, 2008
Name:	Sarah Biggins
Title:	Director

SG COWEN VENTURES I, L.P.

By:	Société Générale Investment Corporation, its General Partner

By:		Dated: ___________, 2008
Name:
Title:

SGC PARTNERS I LLC

By:	Dated: ___________, 2008
Name:
Title:

WEBSTER FINANCIAL CORPORATION

By:	Dated: ___________, 2008
Name:
Title:

Dated: ___________, 2008
Christopher White

YALE UNIVERSITY

By:	Dated: ___________, 2008
Name:
Title:

Signature Page to Third Amended and Restated Investor Rights Agreement